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                                            UNITED STATES
                                 SECURITIES AND EXCHANGE COMMISSION
                                       WASHINGTON, D.C. 20549

                                             ----------

                                              FORM 8-K

                                           Current Report
                               Pursuant to Section 13 or 15(d) of the
                                   Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 27, 2006
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                                The St. Lawrence Seaway Corporation
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                         (Exact Name of Registrant as Specified in Charter)

           Indiana                             000-02040                        35-1038443
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(State or Other Jurisdiction of       (Commission File Number)     (IRS Employer Identification No.)
        Incorporation)

                                        55 South State Avenue
                                     Indianapolis, Indiana 46204
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                              (Address of Principal Executive Offices)

Registrant's telephone number, including area code              (317) 639-5292
                                                    -----------------------------------------

                                           Not Applicable
                    -------------------------------------------------------------
                    (Former Name or Former Address, if Changed Since Last Report)

Check the  appropriate  box below if the Form 8-K filing is intended to  simultaneously  satisfy the filing obligation of the registrant under any of the following  provisions (see General  Instruction
A.2. below):

[ ]  Written  communications  pursuant to Rule 425 under the  Securities  Act (17 CFR 230.425)
[ ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange  Act (17 CFR  240.14a-12)
[ ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the  Exchange  Act (17 CFR
     240.14d-2(b))
[ ]  Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
     240.13e-4(c))

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ITEM 4.02.    NON-RELIANCE ON  PREVIOUSLY ISSUED  FINANCIAL  STATEMENTS OR A RELATED AUDIT REPORT OR
              COMPLETED INTERIM REVIEW.

     (a) On June 27, 2006,  the Board of  Directors  of The St.  Lawrence  Seaway  Corporation  (the
"Company") concluded,  in consultation with and upon the recommendation of the Company's management, that the Company's  previously  issued financial  statements  contained in the Annual Report on Form
10-KSB for the year ended  March 31,  2005 will be  restated  to correct  certain  errors  contained therein.  Accordingly,  such  financial  statements  and  the  related  report  from  the  Company's independent  registered public  accountants  should no longer be relied upon. The restated financial data for the year ended March 31,  2005 has been  included  in the  Company's  March 31, 2006 Annual
Report on Form 10-KSB.

         The Company  accounts for its investment in T3  Therapeutics  (the  "Development  Company")
under the equity  method of  accounting.  Upon review of tax basis  financial  information  from the
Development  Company,  it was noted that research and  development  costs were  capitalized  for tax purposes. The Company did not adjust the results of Development Company's operations to expense such costs as incurred in accordance  with GAAP.  Accordingly,  the equity in the loss of the Development
Company has been  restated to properly  reflect its value in  accordance  with the equity  method of accounting. The effect of this change as of March 31 is as follows:

                                                                        2006               2005
Reconciliation of Retained Earnings (Deficit):

Beginning retained earnings  (March 31, 2005 and 2004)
as previously reported                                                $137,050           $207,768

Adjustment for understatement of equity in the loss
 of T3 Therapeutics (net of taxes of nil):

     2004 adjustment effecting 2005 beginning retained
       earnings                                                                           (35,000)

    2005 and 2004 adjustments effecting 2006 beginning
       retained earnings                                               (70,000)

Beginning retained earnings, as restated                                67,050            172,768

Net loss (as restated in 2005)                                        (726,885)          (105,718)

Retained earnings (deficit), end of year                             ($659,835)           $67,050

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                                                                          2006              2005
Reconciliation of 2005 Net Loss:

Net loss March 31, 2005, as previously reported                                        $  (70,718)

Adjustment of 2005 net income for understatement
  of equity in the loss of T3 Therapeutics (net of taxes of nil)                          (35,000)

Net loss March 31, 2005, as restated                                                    $(105,718)

Loss per share, as originally reported                                                      $(.18)

Loss per share, as restated                                                                 $(.27)

         The Board of Directors of the Company  discussed the matters disclosed in this Item 4.02(a)
with the Company's  independent  registered public  accountants,  Mahoney Sabol & Company,  LLP.

                                             Signatures

         Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     The St. Lawrence Seaway Corporation

                                                     By: /s/ Daniel L. Nir
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                                                         Daniel L. Nir
                                                         President and Treasurer

Dated:  June 29, 2006

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